UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 29, 2004

LEHMAN ABS CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2004, providing for the issuance of Mortgage Backed Notes, Series 2004-3)

         Lehman ABS Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-116432	13-3447441
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of American Home Mortgage Investment Trust 2004-3 Mortgage Backed Notes, Series 2004-3, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-116432) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued approximately $2,304,120,000 in aggregate principal amount of Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A, Class VI-A1, Class VI-A2, Class VI-A3, Class VI-A4, Class VI-A5, Class M-H1, Class M-H2, Class M-H3, Class M-F1, Class M-F2 and Class M-F3, American Home Mortgage Investment Trust Mortgage Backed Notes Series 2004-3 on September 29, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 28, 2004, as supplemented by the Prospectus Supplement dated September 28, 2004 (the “Prospectus Supplement”), to file a copy of the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates (as defined herein) and the Other Certificates (as defined herein) were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.1, dated as of September 29, 2004, between American Home Mortgage Investment Trust 2004-3 (the “Issuer” or “Trust”) and Citibank, N.A. as Indenture Trustee.  The “Offered Certificates” consist of the following classes: Class I-A, Class II-A, Class III-A, Class IV-A, Class V-A, Class VI-A1, Class VI-A2, Class VI-A3, Class VI-A4, Class VI-A5, Class M-H1, Class M-H2, Class M-H3, Class M-F1, Class M-F2 and Class M-F3.  The Certificates and the “Other Certificates” (consisting of the Class N Certificates), evidence all of the beneficial ownership interest in the Trust, the assets of which consist primarily of a pool of first lien, adjustable and fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,314,711,312 as of September 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

The Indenture, dated as of September 29, 2004, between American Home Mortgage Investment Trust 2004-3, as Issuer  and Citibank, N.A., as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 29, 2004, between American Home Mortgage Acceptance, Inc., as Seller, and Lehman ABS Corporation, as Purchaser.

99.2

Servicing Agreement dated as of September 29, 2004, among American Home Mortgage Servicing Inc, as Servicer, and American Home Mortgage Acceptance, Inc., as Seller.

99.3

Trust Agreement dated as of September 29, 2004, between Lehman LABS Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:        /s/ Matthew Lewis

       Name: Matthew Lewis

       Title:   Senior Vice President

Dated:  September 29, 2004

EXHIBIT INDEX

    Exhibit No.

Description

4.1

The Indenture, dated as of September 29, 2004, between American Home Mortgage Investment Trust 2004-3, as Issuer  and Citibank, N.A., as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 29, 2004, between American Home Mortgage Acceptance, Inc., as Seller, and Lehman ABS Corporation, as Purchaser.

99.2

Servicing Agreement dated as of September 29, 2004, among American Home Mortgage Servicing Inc, as Master Servicer, and American Home Mortgage Acceptance, Inc., as Seller.

99.3

Trust Agreement dated as of September 29, 2004, between Lehman LABS Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee.